Exhibit 99(a)(5)(xviii)

From: Rodenburg, J.J. (Jan) (KPNCC M&A Management)
Sent: Tuesday, June 02, 2009 2:37:17 PM
To: Manning, Matthew; Kadaba, Arvind (IBD)
Cc: Braat, D. (Daniel) (KPNCC M&A Management); House, M. (Matthew) (KPNCC M&A Management)
Subject: Celtic - Business Case

Attachments: 090602 Project Celtic - Business Case v_senttoMS_2.xls

Matt, Arvind,

Please find attached the updated version of the business case as discussed over the phone with Matthew.

Let me know should you have any questions.

Thanks and regards,

Jan

_______________________________________

Jan Rodenburg

KPN Royal Dutch Telecom

Mergers & Acquisitions

Maanplein 55

2516 CK The Hague

The Netherlands

Tel: +31 70 343 4861

Mob: +31 6 4714 2925

Email: HYPERLINK “mailto:jan.rodenburg@kpn.com”jan.rodenburg@kpn.com

JX 103

Confidential	KPN00080076

AUTOPATH

Mergers and Acquisitions

kpn

	A	B	C	D	E	F	G	H	I	J	K	L
1												
2		Project Celtic - Business Case										
3												
4							Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008
5		Revenue and margin drivers										
6												
7			Minutes of Use (in bn)									
8				Wholesale								4.800
9					Growth Q/Q							
10					Growth Y/Y							
11				Outsourced								0.500
12					Growth Q/Q							
13					Growth Y/Y							
14				Retail								0.500
15					Growth Q/Q							
16					Growth Y/Y							
17			Total minutes of use				5.500	5.900	6.200	6.200	23.800	5.800
18					Growth Q/Q							
19					Growth Y/Y							5.5%
20												
21			Price per minute									
22				Wholesale								0.053
23					Growth Q/Q							
24					Growth Y/Y							
25				Outsourced								0.100
26					Growth Q/Q							
27					Growth Y/Y							
28				Retail								0.041
29					Growth Q/Q							
30					Growth Y/Y							
31			Aggregate price per minute				0.059	0.059	0.055	0.059		0.056
32					Growth Q/Q							
33					Growth Y/Y							
34												
35			Cost per minute									
36				Wholesale								0.048
37					Growth Q/Q							
38					Growth Y/Y							
39				Outsourced								0.080
40					Growth Q/Q							
41					Growth Y/Y							
42				Retail								0.034
43					Growth Q/Q							
44					Growth Y/Y							
45			Aggregrate cost per minute									0.050
46					Growth Q/Q							
47					Growth Y/Y							
48												
49			Margin per minute									
50				Wholesale								0.005
51					Margin							8.5%
52				Outsourced								0.020
53					Margin							20.4%
54				Retail								0.007
55					Margin							16.9%
56			Total Margin per minute									0.006
57					Margin							10.9%
58												

Strictly private and confidential

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Confidential

KPN00080077

AUTOPATH Mergers and Acquisitions P&L Q1 2007 Q2 2007 Q3 2007 Q4 2007 2007 Q1 2008 Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total cost of sale Gross profit  Wholesale Outsourced Retail Total gross profit Margin Operating expenses Research & Development % of revenue SG&A % of revenue Total Opex % of revenue Stock-based compensation EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) Strictly private and confidential Page 2 of 15 Print date: AUTODATE Confidential KPN00080078

AUTOPATH										Mergers and Acquisitions [kpn logo]
	A	B	C	D	E	F	G	H	I	J	K	L
4							Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008
119		% of sales										1.7%
120
121			EBITDA less capex									5.0

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Confidential	KPN00080079

AUTOPATH

Mergers and Acquisitions
kpn

	B	C	D	E	F	M	N	O	P	Q	R	S
1												
2	Project Celtic - Business Case											
3												
4						Q2 2008	Q3 2008	Q4 2008	2008	Q1 2009	Q2 2009	Q3 2009
5	Revenue and margin drivers											
6												
7		Minutes of Use (in bn)										
8			Wholesale			5.900	4.600	4.500	18.600	3.916	3.916	3.955
9				Growth Q/Q		2.1%	(8.2%)	(2.2%)		(11.0%)	0.0%	1.0%
10				Growth Y/Y						(18.4%)	(20.1%)	(12.1%)
11			Outsourced			0.700	0.700	0.700	2.600	0.644	0.644	0.650
12				Growth Q/Q		40.0%	0.0%	0.0%		(8.0%)	0.0%	1.0%
13				Growth Y/Y						28.8%	(8.0%)	(7.1%)
14			Retail			0.500	0.700	0.600	2.300	0.570	0.564	0.567
15				Growth Q/Q		0.0%	40.0%	(14.3%)		(5.0%)	(1.0%)	0.5%
16				Growth Y/Y						14.0%	12.9%	(19.0%)
17		Total minutes of use				6.100	5.900	5.700	23.500	5.130	5.124	5.173
18				Growth Q/Q		5.2%	(3.3%)	(3.4%)		(10.0%)	(0.1%)	0.9%
19				Growth Y/Y		3.4%	(4.8%)	(8.1%)	(1.3%)	(11.6%)	(16.0%)	(12.3%)
20												
21		Price per minute										
22			Wholesale			0.056	0.053	0.050	0.053	0.047	0.046	0.046
23				Growth Q/Q		4.9%	(4.8%)	(5.2%)		(6.7%)	(2.0%)	(1.0%)
24				Growth Y/Y						(11.6%)	(16.5%)	(13.3%)
25			Outsourced			0.097	0.101	0.076	0.093	0.075	0.074	0.073
26				Growth Q/Q		(3.6%)	4.0%	(24.3%)		(2.3%)	(1.0%)	(1.0%)
27				Growth Y/Y						(25.0%)	(23.8%)	(27.5%)
28			Retail			0.042	0.042	0.043	0.042	0.042	0.042	0.042
29				Growth Q/Q		1.1%	1.0%	2.0%		(1.0%)	(1.0%)	(1.0%)
30				Growth Y/Y						3.1%	0.9%	(1.0%)
31		Aggregate price per minute				0.059	0.057	0.053	0.056	0.050	0.049	0.049
32				Growth Q/Q		5.6%	(3.1%)	(8.2%)		(5.3%)	(1.0%)	(1.0%)
33				Growth Y/Y						(11.1%)	(16.6%)	(14.8%)
34												
35		Cost per minute										
36			Wholesale			0.051	0.049	0.046	0.049	0.042	0.041	0.041
37				Growth Q/Q		4.8%	(3.6%)	(5.5%)		(9.7%)	(2.0%)	(1.0%)
38				Growth Y/Y						(13.8%)	(18.5%)	(16.4%)
39			Outsourced			0.081	0.084	0.062	0.077	0.063	0.063	0.062
40				Growth Q/Q		1.4%	3.3%	(25.7%)		1.0%	(0.3%)	(0.6%)
41				Growth Y/Y						(21.4%)	(22.7%)	(25.6%)
42			Retail			0.036	0.038	0.036	0.036	0.036	0.036	0.035
43				Growth Q/Q		5.3%	6.0%	(4.7%)		(1.0%)	(2.0%)	(1.0%)
44				Growth Y/Y						5.2%	(2.1%)	(7.6%)
45		Aggregrate cost per minute				0.053	0.052	0.047	0.051	0.044	0.043	0.043
46				Growth Q/Q		6.2%	(2.3%)	(9.0%)		(7.2%)	(0.8%)	(0.9%)
47				Growth Y/Y						(12.3%)	(18.1%)	(17.0%)
48												
49		Margin per minute										
50			Wholesale			0.005	0.004	0.004	0.004	0.005	0.005	0.005
51				Margin		8.7%	7.5%	7.8%	8.2%	10.8%	10.8%	10.8%
52			Outsourced			0.016	0.017	0.014	0.016	0.012	0.011	0.011
53				Margin		16.2%	15.7%	18.4%	17.7%	15.6%	15.0%	14.6%
54			Retail			0.006	0.004	0.007	0.006	0.006	0.006	0.006
55				Margin		13.5%	9.2%	15.2%	13.3%	15.2%	15.2%	15.2%
56		Total Margin per minute				0.006	0.005	0.005	0.006	0.006	0.006	0.006
57				Margin		10.4%	9.6%	10.3%	10.3%	12.1%	12.0%	11.9%
58												

Strictly private and confidential

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Confidential

KPN00080080

AUTOPATH Mergers and Acquisitions P&L Q2 2008 Q3 2008 Q4 2008 2008 Q1 2009 Q2 2009 Q3 2009 Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total Cost of sale Gross profit Wholesale Outsourced Retail Total gross profit Margin Operating expenses Research & Development % of revenue SG&A % of revenue Total Opex % of revenue Stock-based compensation EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) Strictly private and confidential Page 5 of 15 Print date: AUTODATE Confidential KPN00080081

AUTOPATH	Mergers and Acquisitions [kpn logo]
	B	C	D	E	F	M	N	O	P	Q	R	S
4						Q2 2008	Q3 2008	Q4 2008	2008	Q1 2009	Q2 2009	Q3 2009
119			% of sales			0.4%	0.9%	2.0%	1.2%	0.6%	1.4%	1.4%
120
121		EBITDA less capex				10.6	6.6	1.6	23.8	7.5	5.5	6.3

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Confidential	KPN00080082

AUTOPATH

Mergers and Acquisitions
$m/kpn

	B	C	D	E	F	T	U	V	W	X	Y	Z
1												
2	Project Celtic - Business Case											
3												
4						Q4 2009	2009	2010	2011	2012	2013	2014
5	Revenue and margin drivers											
6												
7		Minutes of Use (in bn)										
8			Wholesale			4.034	15.821	16.929	17.775	18.309	18.858	19.424
9				Growth Q/Q		2.0%						
10				Growth Y/Y		(8.3%)	(14.9%)	7.0%	5.0%	3.0%	3.0%	3.0%
11			Outsourced			0.663	2.602	2.784	2.923	3.011	3.101	3.194
12				Growth Q/Q		2.0%						
13				Growth Y/Y		(5.2%)	0.1%	7.0%	5.0%	3.0%	3.0%	3.0%
14			Retail			0.573	2.274	2.388	2.460	2.509	2.534	2.559
15				Growth Q/Q		1.0%						
16				Growth Y/Y		(4.5%)	(1.1%)	5.0%	3.0%	2.0%	1.0%	1.0%
17		Total minutes of use				5.271	20.698	22.101	23.158	23.828	24.493	25.177
18				Growth Q/Q		1.9%						
19				Growth Y/Y		(7.5%)	(11.9%)	6.8%	4.8%	2.9%	2.8%	2.8%
20												
21		Price per minute										
22			Wholesale			0.045	0.046	0.044	0.042	0.042	0.042	0.041
23				Growth Q/Q		(2.0%)						
24				Growth Y/Y		(9.5%)	(12.9%)	(5.0%)	(3.0%)	(1.0%)	(1.0%)	(1.0%)
25			Outsourced			0.072	0.073	0.066	0.063	0.062	0.061	0.060
26				Growth Q/Q		(3.0%)						
27				Growth Y/Y		(5.2%)	(21.1%)	(10.0%)	(5.0%)	(2.0%)	(1.5%)	(1.0%)
28			Retail			0.041	0.042	0.041	0.040	0.039	0.039	0.038
29				Growth Q/Q		(1.0%)						
30				Growth Y/Y		(3.9%)	(0.4%)	(2.0%)	(2.0%)	(2.0%)	(2.0%)	(2.0%)
31		Aggregate price per minute				0.049	0.049	0.046	0.045	0.044	0.044	0.043
32				Growth Q/Q		(1.0%)						
33				Growth Y/Y		(8.1%)	(12.5%)	(5.6%)	(3.2%)	(1.3%)	(1.2%)	(1.1%)
34												
35		Cost per minute										
36			Wholesale			0.041	0.041	0.039	0.038	0.038	0.037	0.037
37				Growth Q/Q		(1.0%)						
38				Growth Y/Y		(12.4%)	(15.4%)	(5.4%)	(2.0%)	(1.0%)	(1.0%)	(1.0%)
39			Outsourced			0.062	0.062	0.057	0.055	0.054	0.054	0.053
40				Growth Q/Q		(1.2%)						
41				Growth Y/Y		(0.9%)	(18.5%)	(9.0%)	(4.0%)	(0.7%)	(0.5%)	(1.0%)
42			Retail			0.035	0.035	0.035	0.034	0.034	0.033	0.032
43				Growth Q/Q		(1.2%)						
44				Growth Y/Y		(3.9%)	(2.5%)	(1.0%)	(2.0%)	(2.0%)	(2.0%)	(2.0%)
45		Aggregrate cost per minute				0.043	0.043	0.041	0.040	0.039	0.039	0.039
46				Growth Q/Q		(1.0%)						
47				Growth Y/Y		(9.7%)	(14.5%)	(5.0%)	(3.1%)	(1.0%)	(1.0%)	(1.3%)
48												
49		Margin per minute										
50			Wholesale			0.005	0.005	0.005	0.004	0.004	0.004	0.004
51				Margin		10.8%	10.8%	10.9%	10.4%	10.4%	10.4%	10.4%
52			Outsourced			0.011	0.011	0.009	0.008	0.007	0.007	0.007
53				Margin		14.6%	15.0%	14.0%	13.1%	12.0%	11.1%	11.1%
54			Retail			0.006	0.006	0.006	0.006	0.006	0.006	0.005
55				Margin		15.2%	15.2%	14.3%	14.3%	14.3%	14.3%	14.3%
56		Total Margin per minute				0.006	0.006	0.005	0.005	0.005	0.005	0.005
57				Margin		11.9%	12.0%	11.4%	11.3%	11.1%	10.9%	10.9%
58												

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Confidential

KPN00000003

AUTOPATH Mergers and Acquisitions P&L Q4 2009 2009 2010 2011 2012 2013 2014 Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total cost of sale Gross profit Wholesale Outsourced Retail Total gross profit Margin Operating expenses Research & Development % of revenue SG&A % of revenue Total Opex % of revenue Stock-based compensation EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) Strictly private and confidential Page 8 of 15 Print date: AUTODATE Confidential KPN00080084

AUTOPATH	Mergers and Acquisitions [kpn logo]
	B	C	D	E	F	T	U	V	W	X	Y	Z
4						Q4 2009	2009	2010	2011	2012	2013	2014
119			% of sales			1.4%	1.2%	1.2%	1.2%	1.2%	1.2%	1.2%
120
121		EBITDA less capex				7.1	26.4	22.6	21.2	19.0	17.1	17.0

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Confidential	KPN00080085

AUTOPATH

Mergers and Acquisitions
kpn

	B	C	D	E	F	AA	AB	AC	AD	AE
1										
2	Project Celtic - Business Case									
3										
4						2015	2016	2017	2018	9-year CAGR
5	Revenue and margin drivers									
6										
7		Minutes of Use (in bn)								
8			Wholesale			20.006	20.607	21.225	21.861	
9				Growth Q/Q						
10				Growth Y/Y		3.0%	3.0%	3.0%	3.0%	
11			Outsourced			3.290	3.389	3.490	3.595	
12				Growth Q/Q						
13				Growth Y/Y		3.0%	3.0%	3.0%	3.0%	
14			Retail			2.585	2.611	2.637	2.663	
15				Growth Q/Q						
16				Growth Y/Y		1.0%	1.0%	1.0%	1.0%	
17		Total minutes of use				25.881	26.606	27.352	28.120	3.5%
18				Growth Q/Q						
19				Growth Y/Y		2.8%	2.8%	2.8%	2.8%	
20										
21		Price per minute								
22			Wholesale			0.041	0.040	0.040	0.040	
23				Growth Q/Q						
24				Growth Y/Y		(1.0%)	(1.0%)	(1.0%)	(1.0%)	
25			Outsourced			0.059	0.059	0.058	0.058	
26				Growth Q/Q						
27				Growth Y/Y		(1.0%)	(1.0%)	(1.0%)	(1.0%)	
28			Retail			0.037	0.036	0.036	0.035	
29				Growth Q/Q						
30				Growth Y/Y		(2.0%)	(2.0%)	(2.0%)	(2.0%)	
31		Aggregate price per minute				0.043	0.042	0.042	0.041	-1.9%
32				Growth Q/Q						
33				Growth Y/Y		(1.2%)	(1.2%)	(1.1%)	(1.1%)	
34										
35		Cost per minute								
36			Wholesale			0.037	0.036	0.036	0.035	
37				Growth Q/Q						
38				Growth Y/Y		(1.0%)	(1.0%)	(1.0%)	(1.0%)	
39			Outsourced			0.053	0.052	0.052	0.051	
40				Growth Q/Q						
41				Growth Y/Y		(1.0%)	(1.0%)	(1.0%)	(1.0%)	
42			Retail			0.032	0.031	0.030	0.030	
43				Growth Q/Q						
44				Growth Y/Y		(2.0%)	(2.0%)	(2.0%)	(2.0%)	
45		Aggregrate cost per minute				0.038	0.038	0.037	0.037	
46				Growth Q/Q						
47				Growth Y/Y		(1.1%)	(1.0%)	(1.0%)	(1.0%)	
48										
49		Margin per minute								
50			Wholesale			0.004	0.004	0.004	0.004	
51				Margin		10.4%	10.4%	10.4%	10.4%	
52			Outsourced			0.007	0.007	0.006	0.006	
53				Margin		11.1%	11.1%	11.1%	11.1%	
54			Retail			0.005	0.005	0.005	0.005	
55				Margin		14.3%	14.3%	14.3%	14.3%	
56		Total Margin per minute				0.005	0.005	0.005	0.004	
57				Margin		10.9%	10.9%	10.9%	10.8%	
58										

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Confidential

KPN00080086

AUTOPATH Mergers and Acquisitions P&L 2015 2016 2017 2018 9-year CAGR Revenue Wholesale Outsourced Retail Total revenue Growth Y/Y Cost of sale Wholesale Outsourced Retail Total cost of sale Gross profit  Wholesale Outsourced Retail Total gross profit Margin Operating expenses Research & Development % of revenue SG&A % of revenue Total Opex % of revenue Stock-based compensation EBITDA Margin D&A PPE % of revenue Amortization intangibles % of revenue Depreciation & Amortization % of revenue EBIT Margin Taxes on EBIT Tax rate Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) Strictly private and confidential Page 11 of 15 Print date: AUTODATE Confidential KPN00080087

AUTOPATH	Mergers and Acquisitions [kpn logo]
	B	C	D	E	F	AA	AB	AC	AD	AE
4						2015	2016	2017	2018	9-year CAGR
119			% of sales			1.2%	1.2%	1.2%	1.2%
120
121		EBITDA less capex				17.2	17.5	17.8	18.1

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Confidential	KPN00080088

AUTOPATH	Mergers and Acquisitions [kpn logo]

Cell: L8
Comment:        Jan Rodenburg:
IBAS press release (all Q’s)

Cell: L11
Comment:        Jan Rodenburg:
IBAS press release (all Q’s)

Cell: L14
Comment:        Jan Rodenburg:
IBAS press release (all Q’s)

Cell: G17
Comment:        Jan Rodenburg:
Jefferies

Cell: G31
Comment:        Jan Rodenburg:
Jefferies

Cell: Q31
Comment:        Jan Rodenburg:
IBAS press release

Cell: Q45
Comment:        Jan Rodenburg:
IBAS press release

Cell: G62
Comment:        Jan Rodenburg:
Jefferies

Cell: L62
Comment:        Jan Rodenburg:
Jefferies (all Q’s)

Cell: Q62
Comment:        Jan Rodenburg:
IBAS press release

Cell: L63
Comment:        Jan Rodenburg:
Jefferies (all Q’s)

Cell: Q63
Comment:        Jan Rodenburg:
IBAS press release

Cell: L64
Comment:        Jan Rodenburg:
Jefferies (all Q’s)

Cell: Q64
Comment:        Jan Rodenburg:
IBAS press release

Cell: L69
Comment:        Jan Rodenburg:
Jefferies (all Q’s)

Cell: L70
Comment:        Jan Rodenburg:
Jefferies (all Q’s)

Cell: L71
Comment:        Jan Rodenburg:
Jefferies (all Q’s)

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Confidential	KPN00080089

AUTOPATH	Mergers and Acquisitions [kpn logo]

Cell: Q75
Comment:        Jan Rodenburg:
IBAS press release

Cell: Q76
Comment:        Jan Rodenburg:
IBAS press release

Cell: Q77
Comment:        Jan Rodenburg:
IBAS press release

Cell: L82
Comment:        Jan Rodenburg:
Jefferies

Cell: M82
Comment:        Jan Rodenburg:
Jefferies

Cell: N82
Comment:        Jan Rodenburg:
Jefferies

Cell: O82
Comment:        Jan Rodenburg:
Jefferies

Cell: L86
Comment:        Jan Rodenburg:
Jefferies

Cell: M86
Comment:        Jan Rodenburg:
Jefferies

Cell: N86
Comment:        Jan Rodenburg:
Jefferies

Cell: O86
Comment:        Jan Rodenburg:
Jefferies

Cell: V91
Comment:        Jan Rodenburg:
Jefferies forecast

Cell: W91
Comment:        Jan Rodenburg:
Jefferies forecast

Cell: X91
Comment:        Jan Rodenburg:
Jefferies forecast

Cell: Y91
Comment:        Jan Rodenburg:
Jefferies forecast

Cell: Z91
Comment:        Jan Rodenburg:
Jefferies forecast

Cell: P97
Comment:        Jan Rodenburg:
10K ’08 page 88

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AUTOPATH	Mergers and Acquisitions [kpn logo]

Cell: U97
Comment:      Jan Rodenburg:
Set equal to capex

Cell: U99
Comment:      Jan Rodenburg:
10K ’08 page 89

Cell: V99
Comment:      Jan Rodenburg:
10K ’08 page 89

Cell: W99
Comment:      Jan Rodenburg:
10K ’08 page 89

Cell: X99
Comment:      Jan Rodenburg:
10K ’08 page 89

Cell: Y99
Comment:      Jan Rodenburg:
10K ’08 page 89

Cell: P101
Comment:      Jan Rodenburg:
10K ’08 page 67

Cell: K111
Comment:      Jan Rodenburg:
10K ’08 page 52

Cell: P111
Comment:      Jan Rodenburg:
10K ’08 page 52

Cell: U118
Comment:      Jan Rodenburg:
            Company guidance

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